SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-10308


                         May 10, 2001 (May 4, 2001)
              Date of Report (Date Of Earliest Event Reported)


                            Cendant Corporation
           (Exact name of Registrant as specified in its charter)


         Delaware                                       06-0918165
(State or Other Jurisdiction of                        (IRS Employer
Incorporation or Organization)                         Identification No.)


9 West 57th Street, New York, New York                  10019
(Address of Principal Executive Office)                (Zip Code)


                               (212) 413-1800
            (Registrant's telephone number, including area code)


                                    None
    (Former name, former address and former fiscal year, if applicable)




Item 5.  Other Events.


                  On May 4, 2001, we completed the sale of $800,000,000 aggregate principal amount at maturity of Zero-Coupon Convertible Debentures due 2021 (the "Debentures") in a private offering. A copy of the press release regarding the offering is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety. On May 10, 2001, we completed the sale of an additional $200,000,000 aggregate principal amount at maturity of the Debentures to the Initial Purchaser pursuant to an option granted by us to the Initial Purchaser.

                  In connection with this transaction, we entered into an Indenture, dated as of May 4, 2001 (the "Indenture"), with The Bank of New York, as trustee, under which the Debentures were issued. A copy of the Indenture is attached as Exhibit 4.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit
   No.          Description

4.1 Indenture, dated as of May 4, 2001, between Cendant Corporation and The Bank of New York, as trustee.

99.1            Press Release issued by Cendant Corporation dated May 4, 2001.



                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                           CENDANT CORPORATION


                                            By: /s/ Eric J. Bock
                                               ------------------------------
                                                 Eric J. Bock
                                                 Senior Vice President, Law
                                                 and Corporate Secretary


Date:  May 10, 2001


                            CENDANT CORPORATION
                         CURRENT REPORT ON FORM 8-K
                  Report Dated May 10, 2001 (May 4, 2001)


                               EXHIBIT INDEX


Exhibit
   No.        Description

4.1 Indenture, dated as of May 4, 2001, between Cendant Corporation and The Bank of New York, as trustee.

99.1          Press Release issued by Cendant Corporation dated May 4, 2001.